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                                                                   EXHIBIT 10.14

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

Heller Financial Leasing, Inc.
3900 Fifth Avenue, Suite 340
San Diego, California 92103
Attention: Camille Taelman



================================================================================
                       (Space Above for Recorder's Use)

Unit #110

                    DEED OF TRUST AND ASSIGNMENT OF RENTS,
          SECURITY AGREEMENT AND FINANCING STATEMENT (FIXTURE FILING)

     This DEED OF TRUST AND ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FINANCING STATEMENT (FIXTURE FILING) is made as of December ___, 2000, by SIZZLER USA REAL PROPERTY, INC., a Delaware corporation (hereinafter referred to as Trustor), in favor of CHICAGO TITLE INSURANCE COMPANY, having an address at 700 South Flower Street, Los Angeles, California 90017 (hereinafter referred to as Trustee), for the use and benefit of HELLER FINANCIAL LEASING, INC., a Delaware corporation (together with its successors, assigns and transferees hereinafter referred to as Beneficiary).

     PORTIONS OF THE COLLATERAL ARE GOODS THAT ARE OR ARE TO BECOME AFFIXED TO OR FIXTURES ON THE LAND DESCRIBED IN OR REFERRED TO IN EXHIBIT A HERETO. THIS INSTRUMENT IS INTENDED TO SERVE AS A FIXTURE FILING AND IS TO BE RECORDED IN THE REAL ESTATE RECORDS OF EACH COUNTY IN WHICH SAID LAND OR ANY PORTION THEREOF IS LOCATED AND INDEXED AS BOTH A DEED OF TRUST AND A FIXTURE FILING. THE TRUSTOR IS THE OWNER OF RECORD INTEREST IN THE REAL ESTATE CONCERNED.

                             W I T N E S S E T H :
                             - - - - - - - - - -

     Whereas, Trustor is the owner of the estate in the premises described in Exhibit A attached hereto (the "Premises");

     Whereas, Trustor and Beneficiary have entered into that certain Loan and Security Agreement of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"). Terms not defined herein shall have the meaning ascribed to such term in the Loan Agreement;

     NOW THEREFORE, Trustor hereby irrevocably grants, conveys, transfers and assigns to Trustee in trust, with power of sale and right of entry and possession, all of its right, title and interest now owned, or hereafter acquired, in and to the following property, rights and interests (collectively, the "Property"):

     (a)  the Premises;

     (b) all buildings and structures, facilities and other improvements of every kind and description now or hereafter located on the Premises, including, without limitation, all parking areas, roads, driveways, walks, fences, walls, drainage facilities and other site improvements, all water, sanitary and storm sewer, drainage, electricity, steam, gas, telephone and other utility equipment and facilities, all plumbing, lighting, heating, ventilating, air-conditioning, refrigerating, incinerating, compacting, fire, protection and sprinkler, surveillance and security, public address and communication equipment and systems, all awnings, floor coverings, partitions, elevators, escalators, motors, machinery, pipes, fittings and other items of Equipment and personal property of every kind and description now or hereafter located on the Premises, or attached to the improvements which by the nature of their location thereon or attachment thereto are real property under applicable law; and including all materials intended for the construction, reconstruction, repair, replacement, alteration, addition or improvement of or to such buildings, Equipment, fixtures, structures and improvements, all of which materials shall be deemed to be part of the Sites immediately upon delivery thereof on the Sites and to be part of the Improvements immediately upon their incorporation therein. now or hereafter located on the Premises (the "Improvements");

     (c) all of the estate, right, title, claim or demand of any nature whatsoever of Trustor, either in law or in equity, in possession or expectancy, in and to the Property or any part thereof;

     (d) all easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Property (including, without limitation, any and all development rights, air rights or similar or comparable rights of any nature whatsoever now or hereafter appurtenant to the Premises or now or hereafter transferred to the Premises) and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof;

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     (e)  all machinery, apparatus, equipment, fittings, fixtures and other property of every kind and nature whatsoever owned by Trustor, or in which Trustor has or shall have an interest, now or hereafter located upon the Property, or appurtenances thereto, or usable in connection with the present or future operation and occupancy of the Property and all building equipment, materials and supplies of any nature whatsoever owned by Trustor, or in which Trustor has or shall have an interest, now or hereafter located upon the Property (collectively, the "Equipment"), and the right, title and interest of Trustor in and to any of the Equipment which may be subject to any security agreements (as defined in the Uniform Commercial Code of the State in which the Premises are located), superior in lien to the lien of this Deed of Trust;

     (f) all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Property, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or for any other injury to or decrease in the value of the Property;

     (g) all leases and other agreements affecting the use or occupancy of the Property now or hereafter entered into (the "Leases") and the right to receive and apply the rents, issues and profits of the Property (the "Rents") to the payment of the Obligations;

     (h) all proceeds of and any unearned premiums on any insurance policies (collectively, the "Policies") covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

     (i) all deposits, property tax and other refunds and other claims or rights to collect sums related to or arising out of the Property;

     (j) the right, in the name and on behalf of Trustor, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Beneficiary in the Property; and

     (k)  all Proceeds of each of the foregoing.

     TO HAVE AND HOLD Property and all parts thereof, together with the rents, issues, profits and proceeds thereof, unto Trustee, in trust, and its successors and assigns forever.

     FOR THE PURPOSE OF SECURING:

     One: Payment of the indebtedness evidenced by each of the Promissory Note
     ---
or Notes of even date herewith, as more specifically described on Schedule I hereto, and any renewals, extensions or modifications thereof, which Note(s) are in the Original Loan Principal Amount specified on Schedule 1 executed by Trustor and delivered to Beneficiary (either singularly or collectively the "Note"

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), together with the interest thereon, fees, late charges and all other amounts due under the Note or the Loan Agreement (including, without limitation, all Obligations as such term is defined in the Loan Agreement).

     Two: Performance of all covenants, warranties, and agreements contained in
     ---
the Loan Agreement.

     Three: Payment of such further sums as Trustor or any successor in
     -----
ownership hereafter may borrow from Beneficiary when evidenced by another note or notes, reciting it is so secured, payable to Beneficiary or order and made by Trustor or any successor in ownership.

     Four: Payment of all other moneys herein or in the Note, the Loan Agreement
     ----
or the other Loan Documents (as defined in the Loan Agreement) as agreed or provided to be paid by Trustor.

     AND Trustor covenants and agrees with and represents and warrants to Trustee and Beneficiary as follows:

     1.   Payment of Obligations and Performance of Loan Agreement. Trustor will
          --------------------------------------------------------
pay the Obligations at the time and in the manner provided for its payment in the Note, the Loan Agreement and in this Deed of Trust and will perform all of the covenants of Trustor set forth in the Loan Agreement.

     2.   Warranty of Title. Subject only to those exceptions to title, if any,
          -----------------
specifically set forth in the title policy, if any, issued or to be issued to Beneficiary and insuring the lien of this Deed of Trust, Trustor warrants its title to the Premises (whether leasehold or fee), the Improvements, the Equipment and the balance of the Property. Upon the recording of this Deed of Trust, the lien of this Deed of Trust shall be a perfected lien and fixture filing on all Property mortgaged, pledged or assigned hereunder.

     3.   Insurance. Trustor shall comply in all respects with the provisions of
          ---------
the Loan Agreement regarding (a) the maintenance of insurance, and (b) the application of Proceeds received in connection with any insured casualty or condemnation affecting the Premises.

     4.   Payment of Taxes; Tax Deposits.
          ------------------------------

          (a) Trustor shall pay all taxes, assessments, water rates, sewer rents, utility charges and other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, now or hereafter levied or assessed against the Property (hereinafter referred to as the Taxes) prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof. Trustor shall deliver to Beneficiary, receipted bills, canceled checks and other evidence satisfactory to Beneficiary evidencing the payment of the Taxes prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by law for the nonpayment thereof.

          (b) Upon demand by Beneficiary following the occurrence of an Event of Default, Trustor will pay to Beneficiary or to Beneficiary's servicing agent on the first day of each month, together with and in addition to the regular payments of installments of principal and interest due under the Note, until the indebtedness secured hereby is paid in full, an amount equal to one-twelfth (1/12) of the yearly taxes, assessments, insurance premiums, and other similar charges as estimated by Beneficiary or by Beneficiary's servicing agent to be sufficient to allow the payment at least thirty (30) days before they become due, of all taxes, assessments, insurance premiums, and other similar charges against the Property. Trustor shall deliver to Beneficiary the bill or invoice received by it for the payment of such taxes, assessments, insurance premiums, and other charges, at least ten days before such amounts are due. Beneficiary and Beneficiary's servicing agent are hereby given authority to commingle such funds with other accounts held or operated by Beneficiary or its servicing agent and there shall not be any obligation to pay interest on any such sums unless specifically required by applicable law. Upon demand of Beneficiary or its servicing agent, Trustor shall promptly deliver to Beneficiary or its servicing agent such additional sums as are necessary to make up any deficiency in the amount necessary to pay such taxes, assessments, insurance premiums, and other similar charges in a timely manner.

     5.   Condemnation. Notwithstanding any taking by any public or quasi-public
          ------------
authority through eminent domain or otherwise, Trustor shall continue to pay the Obligations at the time and in the manner provided for its payment in the Note, the Loan Agreement, and this Deed of Trust and the Obligations shall not be reduced until any award or payment therefor shall have been actually received and applied by Beneficiary to the discharge of the Obligations in accordance with the Loan Agreement. Beneficiary shall apply the entire amount of any such award or payment in accordance with the provisions of the Loan Agreement regarding application of Proceeds. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Beneficiary of such award or payment, Beneficiary shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive such award or payment, or a portion thereof sufficient to pay the Obligations, whichever is less. Trustor shall file and prosecute its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be collected and paid over to Beneficiary. Trustor hereby irrevocably authorizes and empowers Beneficiary and Trustee, in the name of Trustor or otherwise, to collect and receive for any such award or payment and to file and prosecute such claim or claims. Although it is hereby expressly agreed that the same shall not be necessary in any event, Trustor shall, upon demand of Beneficiary, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to Beneficiary and Trustee, free and clear of any encumbrances of any kind or nature whatsoever.

     6.   Leases and Rents. Trustor hereby irrevocably, absolutely, presently
          ----------------
and unconditionally assigns to Beneficiary the Leases and Rents of the Property. Beneficiary shall have the right to apply the Rents (after payment of all necessary expenses) to the Obligations. THIS IS AN ABSOLUTE ASSIGNMENT, NOT AN ASSIGNMENT FOR SECURITY ONLY. Subject to the terms of this paragraph, Beneficiary and Trustee waive the right to enter the Property for the purpose of collecting the Rents, and grant Trustor the right to collect the Rents. Trustor shall hold the Rents, or an amount sufficient to cover the payment of all operating expenses of the Property and to discharge all current sums due on the Obligations, in trust for use in payment of such current operating expenses and current sums due on the Obligations. The right of Trustor to collect the Rents may be revoked by Beneficiary upon any default by Trustor under the terms of the Note or this Deed of Trust by giving notice of such revocation to Trustor. Following such notice Beneficiary or Trustee may retain and apply the Rents toward payment of the Obligations in such order, priority and proportions as Beneficiary, in its discretion, shall deem proper, or to the operation, maintenance and repair of the Property, and irrespective of whether Beneficiary or Trustee shall have commenced a foreclosure of this Deed of Trust or a sale of the Property pursuant to the provisions of this Deed of Trust or shall have applied or arranged for the appointment of a receiver. Trustor shall not, without the consent of Beneficiary, make, or suffer to be made, any Leases or modify or cancel (except based upon a material default of the tenant) any Leases or accept prepayments of installments of the Rents for a period of more than one (1) month in advance or further assign the whole or any part of the Rents. Trustor shall (a) fulfill or perform each and every provision of the Leases on the part of Trustor to be fulfilled or performed, (b) promptly send copies of all notices of default which Trustor shall send or receive under the Leases to Beneficiary, and (c) enforce, short of termination of the Leases, the performance or observance of the provisions thereof by the tenants thereunder. In addition to the rights which Beneficiary may have herein, in the event of any default under this Deed of Trust, Beneficiary, at its option, may require Trustor to pay monthly in advance to Beneficiary, Trustee or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be in possession of Trustor. Upon default in any such payment, Trustor will vacate and surrender possession of the Property to Beneficiary, Trustee or to such receiver and, in default thereof, Trustor may be evicted by summary proceedings or otherwise. Nothing contained in this paragraph shall be construed as imposing on Beneficiary or Trustee any of the obligations of the lessor under the Leases.

     7.   Maintenance of the Property. Trustor shall cause the Property to be
          ---------------------------
maintained in good condition and repair and will not commit or suffer to be committed any waste of the Property. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment), without the consent of Beneficiary. Trustor shall promptly comply with all existing and future governmental laws, orders, ordinances, rules and regulations affecting the Property, or any portion thereof or the use thereof. Trustor shall promptly repair, replace or rebuild all or any part of the Property which may be damaged or destroyed by fire or other property hazard or casualty (including any fire or other property hazard or casualty for which insurance was not obtained or obtainable) or which may be affected by any taking by any public or quasi-public authority through eminent domain or otherwise, and shall complete and pay for, within a reasonable time, any structure at any time in the process of construction or repair on the Premises. If such fire or other property hazard or casualty shall be covered by the Policies, Trustor's obligation to repair, replace or rebuild such portion of the Property shall be contingent upon Beneficiary paying Trustor the proceeds of the Policies, or such portion thereof as shall be sufficient to complete such repair, replacement or rebuilding, whichever is less. Trustor will not, without obtaining the prior consent of Beneficiary, initiate, join in or consent to any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or affecting the uses which may be made of the Property or any part thereof.

     8.   Environmental Agreement. Trustor hereby agrees to perform in
          -----------------------
accordance with its terms all of the provisions of the Environmental Indemnity Agreement of even date herewith by and between, among others, Trustor and Beneficiary. This covenant and agreement shall, notwithstanding any exculpatory or other provision of any nature whatsoever to the contrary set forth in the Note, this Deed of Trust or any other document or instrument now or hereafter executed and delivered in connection with the loan evidenced by the Note and secured by this Deed of Trust, constitute the personal recourse undertakings, obligations and liabilities of Trustor. The obligations and liabilities of Trustor under this paragraph shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Obligations have been paid in full and irrespective of any foreclosure of this Deed of Trust, sale of the Property pursuant to the provisions of this Deed of Trust or acceptance by Beneficiary, its nominee or wholly owned subsidiary of a deed or assignment in lieu of foreclosure or sale and irrespective of any other fact or circumstance of any nature whatsoever.

     9.   Inspection of Property. Beneficiary is authorized by itself, its
          ----------------------
agents, employees or workers to enter at any reasonable time upon any part of the Property for the purpose of inspecting the same performing any environmental site assessment, and for the purpose of performing any of the acts it is authorized to perform under the terms of this Deed of Trust or any other Loan Document. Trustor agrees to cooperate with Beneficiary to facilitate such inspections.

     10.  Alterations.
          -----------

          (a) The Trustor may construct any new Improvement or otherwise alter or restore the Property, provided that (i) in the case of any alteration or restoration (subject to the provisions of the Loan Agreement regarding the application of any proceeds of insurance), no Event of Default exists; (ii) any alteration or restoration when completed shall not result in a reduction of the value of the Property below the value thereof immediately preceding the commencement of such alteration or, in the case of restoration, the value thereof immediately preceding the casualty or condemnation in question; (iii) any alteration or restoration shall be substantially equal in quality to, or better than, the Improvements or Equipment located on the Property as of the date hereof; (iv) prior to commencing any phase of any alteration or restoration, the Trustor shall obtain all permits applicable to such phase and all other consents or approvals required therefor; (v) any alteration or restoration shall be effected with due diligence, in a good and workmanlike manner, in compliance with all applicable legal requirements and insurance requirements specified in the Loan Agreement; (vi) the Trustor shall have the funds to pay, and shall promptly and fully pay, the cost of any alteration or restoration; and (vii) any alteration will not adversely affect the present use of the Property.

          (b) Nothing herein shall be construed to be a consent by the Beneficiary to any mechanic's, materialman's, supplier's, repairman's or similar lien on the Property or any interest therein or to any Indebtedness (as defined in the Loan Agreement) to finance any such Improvement, alteration or restoration, or any lien servicing such Indebtedness except to the extent any such lien constitutes a Permitted Lien (as defined in the Loan Agreement).

     11.  Estoppel Certificates. Trustor, within ten (10) days after request by
          ---------------------
Beneficiary and at its expense, will furnish Beneficiary with a statement, duly acknowledged and certified, setting forth the amount of the Obligations and the offsets or defenses thereto, if any.

     12.  Transfer or Encumbrance of the Property. Trustor shall comply in all
          ---------------------------------------
respects with the provisions of the Loan Agreement prohibiting (a) the sale, transfer, assignment or encumbrance of the Property, and (b) any change in ownership or control of Borrower as defined in the Loan Agreement, which are incorporated herein as if set forth in full.

     13.  Notice. Any notice, request, demand, statement, authorization,
          ------
approval or consent made hereunder shall be in writing and shall be sent in the manner specified in the Loan Agreement, at the addresses hereinafter set forth:

          If to Trustor at the address set forth on the signature page hereof.

          If to Trustee at the address set forth on the first page hereof.

          If to Beneficiary:

               Heller Financial Leasing, Inc.
               c/o Commercial Equipment Finance
               Group 500 West Monroe Street
               Chicago, Illinois 60661
               Attention: Portfolio Manager

     14.  Sale of Property. If this Deed of Trust is foreclosed, the Property,
          ----------------
or any interest therein, may, at the discretion of Beneficiary, be sold in one or more parcels or in several interests or portions and in any order or manner.

     15.  Changes in Laws Regarding Taxation. In the event of the passage after
          ----------------------------------
the date of this Deed of Trust of any law of the State in which the Premises are located deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or changing in any way the laws

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for the taxation of deeds of trusts or debts secured by deeds of trust for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on this Deed of Trust, the Note or the Obligations, Trustor shall, if permitted by law, pay any tax imposed as a result of any such law within the statutory period or within fifteen (15) days after demand by Beneficiary, whichever is less, provided, however, that if, in the opinion of the attorneys for Beneficiary, Trustor is not permitted by law to pay such taxes, Beneficiary shall have the right, at its option, to declare the Obligations due and payable on a date specified in a prior notice to Trustor of not less than thirty (30) days.

     16.  Documentary Stamps. If at any time the United States of America, any
          ------------------
state thereof, or any governmental subdivision of any such state, shall require revenue or other stamps to be affixed to the Note or this Deed of Trust, if permitted to do so by law, Trustor will pay for the same, with interest and penalties thereon, if any.

     17.  Performance of Other Agreements. Trustor shall observe and perform
          -------------------------------
each and every material term to be observed or performed by Trustor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Property.

     18.  Events of Default/Remedies. The Obligations shall become due at the
          --------------------------
option of Beneficiary if an Event of Default, as defined in the Loan Agreement, shall occur. Upon the occurrence of any Event of Default, in addition to all other rights and remedies herein conferred or provided by law, Beneficiary shall have all other rights and remedies of a mortgagee of a mortgage or beneficiary of a deed of trust (the power of sale permitted and provided by applicable statute being hereby expressly granted by the Trustor to Trustee and Beneficiary) with respect to any or all of the Property.

     19.  Right to Cure Defaults. If default in the performance of any of the
          ----------------------
covenants of Trustor herein occurs, which is not cured within the specified cure period, or if there is no specified cure period, within ten (10) days of written notice by Beneficiary to Trustor, Beneficiary may, at its discretion, remedy the same and for such purpose shall have the right to enter upon the Property or any portion thereof without thereby becoming liable to Trustor or any person in possession thereof holding under Trustor. If Beneficiary shall remedy such a default or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Deed of Trust or to sell the Property pursuant to the provisions of this Deed of Trust or to collect the Obligations, the costs and expenses thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this paragraph, shall be paid by Trustor to Beneficiary upon demand and shall constitute part of the Obligations secured by this Deed of Trust. All such costs and expenses incurred by Beneficiary or Trustee in remedying such default or in appearing in, defending, or bringing any such action or proceeding shall be paid by Trustor to Beneficiary upon demand, with interest accruing at the Default Rate, as defined in the Note.

     20.  Appointment of Receiver. Beneficiary or Trustee, in any action to
          -----------------------
foreclose this Deed of Trust or upon the actual or threatened waste to any part of the Property or upon the occurrence of any default hereunder, shall be at liberty, without notice, to apply for the appointment of a receiver to collect revenues, pay expenses, lease, operate, improve, engage consultants, employees or agents, manage, sell and otherwise deal with the Property, and shall be entitled to the appointment of such receiver as a matter of right, without regard to the value of the Property as security for the Obligations, or the solvency or insolvency of any person then liable for the payment of the Obligations.

     21.  Non-Waiver. The failure of Beneficiary to insist upon strict
          ----------
performance of any term of this Deed of Trust shall not be deemed to be a waiver of any term of this Deed of Trust. Trustor shall not be relieved of Trustor's obligation to pay the Obligations at the time and in the manner provided for its payment in the Note, the Loan Agreement, and this Deed of Trust by reason of (i) failure of Beneficiary or Trustee to comply with any request of Trustor to take any action to foreclose this Deed of Trust or sell the Property pursuant to the provisions of this Deed of Trust or otherwise enforce any of the provisions hereof or of the Note or any other deed of trust, mortgage, instrument or document evidencing, securing or guaranteeing payment of the Obligations or any portion thereof, (ii) the release, regardless of consideration, of the whole or any part of the Property or any other security for the Obligations, or (iii) any agreement or stipulation between Beneficiary or Trustee and any subsequent owner or owners of the Property or other person extending the time of payment or otherwise modifying or supplementing the terms of the Note, the Loan Agreement, this Deed of Trust or any other deed of trust, mortgage, instrument or document evidencing, securing or guaranteeing payment of the Obligations or any portion thereof, without first having obtained the consent of Trustor, and in the latter event, Trustor shall continue to be obligated to pay the Obligations at the time and in the manner provided in the Note, the Loan Agreement, and this Deed of Trust, as so extended, modified and supplemented, unless expressly released and discharged from such obligation by Beneficiary in writing. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Property, Beneficiary may release any person at any time liable for the payment of the Obligations or any portion thereof or any part of the security held for the Obligations and may extend the time of payment or otherwise modify the terms of the Note, the Loan Agreement, this Deed of Trust, including, without limitation, a modification of the interest rate payable on the principal balance of the Note, without in any manner impairing or affecting this Deed of Trust or the lien thereof or the priority of this Deed of Trust, as so extended and modified, as security for the Obligations over any such subordinate lien, encumbrance, right, title or interest. Beneficiary may resort for the payment of the Obligations to any other security held by Beneficiary in such order and manner as Beneficiary, in its discretion, may elect. Beneficiary or Trustee may take action to recover the Obligations, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Beneficiary or Trustee thereafter to foreclose this Deed of Trust or to effect a sale of the Property in accordance with the provisions of this Deed of Trust. Beneficiary and Trustee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy now or hereafter afforded by law. The rights of Beneficiary and Trustee under this Deed of Trust shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Beneficiary or Trustee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

     22.  Power of Sale. If an Event of Default should occur, Beneficiary may
          -------------
enforce payment of the obligations secured hereby and shall, at its option, execute or cause the Trustee to execute a written notice of such default and of its election to cause to be sold the Property to satisfy the obligations hereof, and shall cause such notice to be recorded in the office of the recorder of each county wherein said Property is situated. Prior to publication of the notice of sale, Beneficiary shall deliver to Trustee this Deed of Trust and the Note or other evidence of indebtedness which is secured hereby, together with a written request for the Trustee to proceed with a sale of the property described herein, pursuant to the provisions of law and this Deed of Trust. Notice of sale having been given as then required by law and not less than the time then required by law having elapsed after recordation of such notice of default, Trustee, without demand on Trustor, shall sell said property at the time and place of sale fixed by it in said notice of sale, either as a whole or in separate parcels and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to the purchaser its deed conveying the property so sold, but without any covenant or warrant, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary, may purchase at such sale. After deducting all reasonable costs, fees, and expenses of Trustee and of this Trust, including cost of evidence of title and reasonable counsel fees in connection with sale, Trustee shall apply the proceeds of sale (i) to the payment of all sums expended under the terms hereof, not then repaid with accrued interest at the Default Rate, as defined in the Note, provided, however, that such interest rate shall in no event exceed the maximum interest rate allowed by law; (ii) all other sums then secured hereby; and (iii) the remainder, if any, to the person or persons legally entitled thereto.

     23.  Concerning the Trustee. Trustee shall be under no duty to take any
          ----------------------
action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Deed of Trust, covenants to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days' notice to Trustor and to Beneficiary. Beneficiary may in its sole and absolute discretion and with or without cause remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act as Trustee, or in its sole and absolute discretion for any reason whatsoever Beneficiary may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Deed of Trust is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required to do so by Beneficiary.

     24.  Trustee's Fees. Trustor shall pay all costs, fees and expenses
          --------------
incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder and all such costs, fees and expenses shall be secured by this Deed of Trust.

     25.  Construction. This Deed of Trust shall be governed by and construed in
          ------------
accordance with the laws of the State of Illinois without reference to conflicts of law rules. Accordingly, in all respects, including, without limitation, matters of construction, validity, enforceability and performance, this Deed of Trust, the Note and the other Loan Documents and the obligations arising hereunder and thereunder shall be governed by, and construed in accordance with, the laws of the state of Illinois applicable to contracts made and performed in such state, and any applicable law of the United States of America, except that at all times the provisions for enforcement of the power of sale granted hereunder and the creation, perfection and enforcement of the security interests created pursuant thereto and hereunder and pursuant to the other Loan Documents shall be governed by and construed according to the laws of the state where the Premises and Improvements are located. Except as provided in the immediately preceding sentence, Trustor hereby unconditionally and irrevocably waives, to the fullest extent permitted by law, any claim to assert that the law of any jurisdiction other than Illinois governs this Deed of Trust, the Note and the other Loan Documents.

     26.  Further Acts, etc. Trustor will, at the cost of Trustor, and without
          -----------------
expense to Beneficiary or Trustee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Beneficiary or Trustee shall, from time to time, require for the better assuring, conveying, assigning, transferring and confirming unto Beneficiary or Trustee, as the case may be, the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Trustor may be or may hereafter become bound to convey or assign to Beneficiary or Trustee, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or for filing, registering or recording this Deed of Trust and, on demand, will execute and deliver and hereby authorizes Beneficiary or Trustee to execute in the name of Trustor to the extent Beneficiary and Trustee may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Property.

     27.  Headings, etc. The headings, titles and captions of various paragraphs
          -------------
of this Deed of Trust are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     28.  Sole Discretion of Beneficiary or Trustee. Except as may otherwise be
          -----------------------------------------
expressly provided to the contrary, wherever pursuant to the Note, this Deed of Trust, or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise with respect to the loan secured hereby, Beneficiary or Trustee exercises any right given to Beneficiary or Trustee to consent or not consent, or to approve or disapprove, or any arrangement or term is to be satisfactory to Beneficiary or Trustee, the decision of Beneficiary or Trustee to consent or not consent, or to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory, shall be in the sole and absolute discretion of Beneficiary or Trustee and shall be final and conclusive.

     29.  Waiver of Statutory Rights. Trustor shall not and will not apply for
          --------------------------
or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so called "Moratorium Laws", now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, but hereby waives the benefit of such laws to the full extent that Trustor may do so under applicable law. Trustor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Property marshaled upon any foreclosure of the lien of this Deed of Trust and agrees that any court having jurisdiction to foreclose such lien may order the Property sold as an entirety. Trustor hereby waives for itself and all who may claim through or under it, and to the full extent Trustor may do so under applicable law, any and all rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust or granted under any statute now existing or hereafter enacted.

     30.  Waiver of Counterclaims. Trustor absolutely, unconditionally and
          -----------------------
irrevocably waives any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature with respect to this Deed of Trust or the obligations of Trustor under this Deed of Trust in any action or proceeding brought by Beneficiary to collect the Obligations, or any portion thereof, or to enforce the obligations of the Trustor under this Deed of Trust.

     31.  Maximum Principal Indebtedness. Notwithstanding anything to the
          ------------------------------
contrary contained herein, the maximum amount of principal indebtedness secured by this Deed of Trust at the time of execution or which under any contingency may hereafter become secured hereby at any time is the Original Principal Loan Amount specified on Schedule 1 attached hereto, provided, however, that such limitation shall not limit the security of this Deed of Trust with respect to
(i) all interest due under the Note or any of the other Loan Documents, (ii) sums to pay Taxes (as defined in the Loan Agreement), (iii) sums to pay insurance premiums, (iv) expenses incurred in upholding or enforcing the lien of this Deed of Trust, including without limitation, the expenses of any litigation to prosecute or defend the rights and lien created by this Deed of Trust and (v) any other amount secured by this Deed of Trust which if not limited by such limitations would not increase the amount of mortgage recording taxes, if any, payable with respect to this Deed of Trust.

     32.  Solvency, Binding Effect and Enforceability. The Trustor is (and,
          -------------------------------------------
after giving effect to this Deed of Trust, will be) solvent.

     33.  Trustee Acceptance. Trustee accepts this trust when this Deed of
          ------------------
Trust, duly executed and acknowledged, is made a public record as provided by law.

     34.  Attorneys' Fees. Beneficiary shall be entitled to recover any costs,
          ---------------
expenses or liabilities, including reasonable attorneys' fees, incurred by Beneficiary and arising from any breach of any covenant, warranty or agreement set forth herein.

     35.  Time of the Essence. Time is of the essence of this Deed of Trust, the
          -------------------
Loan Agreement, and the other Loan Documents and the performance of all provisions hereof and thereof.

     36.  Environmental. Trustor hereby agrees that Beneficiary may (i) in
          -------------
accordance with California Code of Civil Procedure Section 736, as such Section may be amended from time to time, recover any costs, expenses or liabilities, including attorneys' fees, incurred by Beneficiary and arising from any breach of any covenant, warranty or agreement pertaining to any environmental laws, or any order, consent decree or settlement relating to the cleanup of toxic or hazardous waste or waste products, or any other "environmental provision" (as defined in such Section 736) relating to the Property or any portion thereof; and (ii) in accordance with California Code of Civil Procedure Section 726.5, as such Section may be amended from time to time, to waive the security of the Deed of Trust as to any parcel of the Property that is "environmentally impaired" or is an "affected parcel" (as such terms are defined in such Section), and as to any Collateral (as defined in the Loan Agreement) attached to such parcel, and thereafter to exercise against Trustor, to the extent permitted by such Section 726.5, the rights and remedies of an unsecured creditor, including reduction of Beneficiary's claim against Trustor to judgment, and any other rights and remedies permitted by law. Trustor and Beneficiary acknowledge that pursuant to California Code of Civil Procedure Section 726.5, Beneficiary's rights under clause (ii) above are limited to instances in which Trustor or any affiliate, agent, cotenant, partner or joint venturer of Trustor either (a) caused, contributed to, permitted or acquiesced in the release (as defined in such Section 726.5) or threatened release of toxic or hazardous waste or waste products, or (b) had actual knowledge or notice of such release or threatened release prior to the execution and delivery of the Note and failed to disclose such release or threatened release to Beneficiary in writing after Trustor's written request for information concerning the environmental condition of the Property, unless Trustor otherwise obtained actual knowledge of such release or threatened release prior to the execution and delivery of the Note.

                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, this Deed of Trust and Assignment of Rents, Security Agreement and Financing Statement (Fixture Filing) has been duly executed by Trustor as of the date written on the cover page hereof.

                              SIZZLER USA REAL PROPERTY, INC., a Delaware corporation

                              By:   ______________________________________
                                    Name:_________________________________
                                    Its: _________________________________

                              Trustor Notice Address:
                              6101 W. Centinela Avenue
                              Culver City, CA 90230
                              Attn: Beth Arnold


                [NOTE TO TRUSTOR: SIGNATURE MUST BE NOTARIZED.]

                                                                       EXHIBIT A

                               LEGAL DESCRIPTION

STATE OF _____________ )
                       ) ss.
COUNTY OF_____________ )



     On __________, 200_, before me, _______________a Notary Public, personally appeared ____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed same in his/her/their authorized capacity(ies), and the that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.


Signature_____________(Seal)

                                  Schedule 1



Original Loan Principal Amount:      The $10,000,000.00 as evidenced by the
                                     aggregate amount of following promissory notes:

                             Note 1      $5,000,000.00
                             Note 2      $5,000,000.00